EXHIBIT 23

                            [BDO Seidman Letterhead]


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statements No. 2-77747 and No. 33-43042 of Speizman Industries, Inc. on Form S-8 of our report dated August 30, 1999, appearing in this Annual Report on Form 10-K of Speizman Industries, Inc. for the year ended July 3, 1999.



Charlotte, North Carolina                                       BDO Seidman, LLP
August 30, 1999